UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

BRIGHTLANE CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54027	30-0782905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3270 Sul Ross

Houston, Texas 77098

(Address of Principal Executive Offices)

(888) 468-2856

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 19, 2017, Brightlane – CLOC Acquisitions, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of the registrant entered into a $5,000,000 revolving credit facility with Colony American Finance Lender, LLC, a Delaware limited liability company.

Brightlane – CLOC Acquisitions, L.L.C. intends to purchase in excess of 100 single-family homes in Texas, Georgia, South Carolina, North Carolina, and Florida utilizing this credit facility within the next six to nine months.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 – Loan Agreement by and between Brightlane – CLOC Acquisitions, LLC and Colony American Finance Lender, LLC dated May 17, 2017, executed May 19, 2017 (to be filed by amendment)

Exhibit 10.2 – Secured Promissory Note dated May 17, 2017, executed May 19, 2017 (to be filed by amendment)

Exhibit 10.3 – Guaranty – Stephen C. Helms dated May 17, 2017, effective May 19, 2017 (to be filed by amendment)

Exhibit 99 – press release dated May 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTLANE CORP.
Date: May 24, 2017	By:	/s/ Steve Helm
Steve Helm
President and Chief Executive Officer
(Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)